Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of The Men’s Wearhouse, Inc. (the “Company”) on Form 10-Q for the period ending October 27, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diana M. Wilson, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 6, 2012
	By	/s/ DIANA M. WILSON
Diana M. Wilson
Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer